UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2015

Blue Capital Reinsurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36169	98-1120002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 278-5004

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Each Blue Capital Reinsurance Holdings Ltd. (the “Company”) director receives, or is entitled to receive, the following compensation for services as a director: an annual cash retainer of $50,000 and an annual grant of restricted share units with a grant-date fair value of approximately $25,000, which vests over a three-year period (“Director Compensation”). The Chairman, Lead Director and any director who serves as Chair of the Compensation Committee also receives an additional annual cash retainer of $5,000, and any director who serves as Chair of the Audit Committee receives an additional annual cash retainer of $15,000.

In connection with their appointments as Company directors, Mr. Michael McGuire and Mr. Adam Szakmary are entitled to the Director Compensation. As Chairman of the Board of Directors, Mr. McGuire is entitled to an additional annual cash retainer of $5,000. Messrs. McGuire and Szakmary are employees of Endurance Specialty Holdings Ltd. and its affiliates (“Endurance”). Endurance owns 33% of the Company’s common shares. As an employee of Endurance, Mr. Szakmary is not entitled to any compensation for his services as Chief Executive Officer of the Company.

On December 23, 2015, Messrs. McGuire and Szakmary each entered into a written letter agreement instructing the Company to assign to Endurance his rights to any remuneration, including but not limited to cash, equity and equity-based awards, paid, payable or granted to him in his capacity as a director of BCRH for so long as he remains an Endurance employee. The letter agreements are attached to this report as Exhibits 10.1 and 10.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Letter dated December 23, 2015 by and among Michael McGuire, Endurance Specialty Holdings Ltd. and Blue Capital Reinsurance Holdings Ltd.
10.2	Letter dated December 23, 2015 by and among Adam Szakmary, Endurance Specialty Holdings Ltd. and Blue Capital Reinsurance Holdings Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

December 23, 2015	By:	/s/ Adam Szakmary
Date	Name:	Adam Szakmary
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter dated December 23, 2015 by and among Michael McGuire, Endurance Specialty Holdings Ltd. and Blue Capital Reinsurance Holdings Ltd.
10.2	Letter dated December 23, 2015 by and among Adam Szakmary, Endurance Specialty Holdings Ltd. and Blue Capital Reinsurance Holdings Ltd.